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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

                Date of Report (Date of Earliest Event Reported):
                                NOVEMBER 17, 2004

                            KMART HOLDING CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                           000-50278                         32-0073116
             --------                           ---------                         ----------
  (State or Other Jurisdiction of        (Commission File Number)      (I.R.S. Employer Identification
          Incorporation)                                                             No.)


3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                              48084
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (248) 463-1000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

         A copy of the press release issued by Kmart Holding Corporation on November 17, 2004, describing its results for the quarter ended October 27, 2004 is attached hereto as Exhibit 99.1. The press release includes certain non-GAAP financial measures and a reconciliation of those measures to the most directly-related comparable GAAP measures.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description
-----------        -----------
99.1               Press release issued on November 17, 2004.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 17, 2004
                                             KMART HOLDING CORPORATION


                                             By:  /s/ James F. Gooch
                                                 -------------------------------
                                             Name:   James F. Gooch
                                             Title:  Vice President, Controller



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                                 EXHIBIT INDEX

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
Exhibit No.        Description
-----------        -----------
99.1               Press release issued on November 17, 2004.
